Exhibit 99.2 Trimble and AGCO Form Leading Precision Ag Technology Provider INVESTOR PRESENTATION, SEPTEMBER 28, 2023 © 2023 Trimble, Inc - All Rights Reserved

Safe Harbor This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the planned formation of the joint venture and the timing thereof, the value and benefits to Trimble of the joint venture and the commercial agreements, the use of proceeds and the development of substantial technology synergies over time and the business performance and financial results of each of the joint venture and Trimble following the transaction. These forward-looking statements are subject to change, and actual results may materially differ from those set forth in this presentation due to certain risks and uncertainties. Factors that could cause or contribute to changes in such forward-looking statements include, but are not limited to (i) the failure to realize the anticipated benefits of the formation of the joint venture, (ii) the closing of the transaction is subject to conditions which may not be satisfied or may take longer to be satisfied than expected, (iii) the benefits from the long-term supply agreement and other commercial agreements to the joint venture will be dependent upon the joint venture’s ability to successfully develop and market products, (iv) the failure to realize the benefits of Trimble’s non-controlling stake in the joint venture, (v) unanticipated difficulties in separating the precision agriculture business, (vi) unanticipated factors affecting the cost of operating the joint venture as a standalone business, (vii) inability to successfully integrate AGCO’s JCA Technologies business into the joint venture, (viii) the use of proceeds may be affected by market conditions and alternative uses which become more attractive over time, (ix) the development of technology synergies will depend on the level of research and development spending and the success of future innovation, and (x) the failure to obtain governmental or regulatory approval that may be required for the proposed transaction, or, if such approval is obtained, the approval is obtained subject to unexpected conditions. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements set forth in reports filed with the SEC, including Trimble’s current reports on Form 8-K, quarterly reports on Form 10-Q and its annual report on Form 10-K, such as statements regarding changes in economic conditions and the impact of competition. Undue reliance should not be placed on any forward-looking statement contained herein. These statements reflect Trimble’s position as of the date of this presentation. Trimble expressly disclaims any undertaking to release publicly any updates or revisions to any statements to reflect any change in Trimble’s expectations or any change of events, conditions, or circumstances on which any such statement is based. 2

Trimble and AGCO will form a joint venture to deliver a leading portfolio of agriculture technologies to customers ▪ Our shared vision: to be a global leader in mixed fleet smart farming and autonomy solutions ▪ Combination creates significant value for key stakeholders – For customers: technology that offers seamless integration and connectivity across geographies, equipment brands and the crop life cycle – For dealers: better ability to serve farmers with a broad, complementary and leading technology portfolio – For employees: opportunities to innovate and grow – For Trimble shareholders: significant cash proceeds, strong value realization and more focused portfolio aligned to Connect & Scale strategy ▪ Trimble / AGCO partnership will align two premier companies dedicated to serving farmers worldwide with mixed fleet agriculture solutions 3

Combination provides an industry-leading suite of advanced technology solutions for farmers globally


STORAGE
GRAINVUE
PLAN / PREP
RADICLE AGRONOMICS
Water Management
HARVESTING
HEADSIGHT
JCA TECHNOLOGIES
Trimble RTX
PLANTING
DeltaForce
Precision Planting
vDrive
SmartFirmer
Trimble RTX
CROP PROTECTION
IntelligentAg
Precision Planting
Symphony Spraying
bilberry
MÜLLER ELEKTRONIK
Trimble RTX
WeedSeeker
NUTRIENT MANAGEMENT
FurrowJet
IntelligentAg
Precision Planting
ME MÜLLER ELEKTRONIK
Trimble RTX

Combining a leading independent precision ag provider globally with the leading reach of AGCO's channels

10,000+ equipment models supported

Marrying two complementary tech stacks to vastly expand mixed-fleet solutions throughout the crop cycle

4

Transaction strengthens and de-risks Trimble's Connect & Scale strategy and increases software and recurring revenue mix

Simplifies Connect & Scale Strategy

- **Streamlines portfolio** and increases focus on priority growth areas
- **Reduces exposure** to hardware-centric agriculture market
- **Retains core GNSS IP** and will continue to innovate and offer across served markets, including the JV

Enhances Financial Profile and Flexibility

- **Software/services/recurring revenue** mix up to ~72% pro forma from ~66%
- **Recurring revenue mix** up to ~55% pro forma from ~49%
- **Over $1.5B net proceeds** to repay $1.1B debt and repurchase shares

De-risks Trimble Ag Channel Transition

- **Provides opportunity to partner with AGCO** to create a stronger product offering in Agriculture
- **Reduces uncertainties** from aftermarket network transition
- **Maintains ongoing participation** in a leading Precision Ag asset

5

Transaction overview

Section	Details

Key Terms and Structure	• **Total value to Trimble from the transaction estimated to be ~$3B**(1)
	  ○ $2B of cash, plus 15% stake in newly formed Joint Venture with AGCO ("JV"), plus other long term Commercial Agreements
	• **Joint Venture**: Trimble will contribute its Precision Agriculture business, excluding certain Global Navigation Satellite System ("GNSS") and guidance technologies ("Trimble Ag"); AGCO contributes JCA Technologies
	  ○ JV Adjusted EBITDA expected to grow ~2x by Year 5; put / call structure will create an exit mechanism for both parties after Year 5
	• **Commercial Agreements**: Entered into concurrent with the transaction, and expected to create value for Trimble over 20+ years
	  ○ Trimble's GNSS and guidance technologies will be supplied to the JV through a long-term Supply Agreement or Technology Transfer and License Agreement ("TTLA")
	  ○ Trimble's highly recurring positioning services business will remain within Trimble and AGCO's channel access creates significant growth potential. The JV will serve as a channel partner and earn commissions on certain sales

Financial Details	• **2023E Status Quo and Pro Forma Impacts**
	  ○ **Status quo**: Trimble Precision Agriculture business expected to generate ~$535M of revenue and ~$185M of Adjusted EBITDA (as part of Trimble)(2)
	  ○ **Pro forma**: For comparative purposes, pro forma for the transaction, Trimble estimates it would have earned ~$25M of equity income from its 15% stake in the JV plus ~$15M of Adjusted EBITDA from the Supply Agreement

Timing	• Transaction subject to customary closing conditions, including HSR, and is expected to close in the first half of 2024

(1) Total value to Trimble is before estimated taxes of ~$425M.
(2) Adjusted EBITDA of ~$170M contributed to JV after ~$15M Adjusted EBITDA to Trimble from the Supply Agreement.

6

Overview of the JV structure Sale and Contribution Agreement Joint Venture Long Term Agreements Joint Venture Trimble Ag • Exit mechanism with put / call structure in place, which are 15% generally not actionable earlier than Year 5 of the JV Trimble Ownership Displays Supply Agreement and TTLA Steering Motors • Supply Agreement governs GNSS and guidance hardware and technology that Trimble will supply to the JV for sale Application Control to AGCO dealers and other OEMs; minimum term of seven years Software• TTLA governs the licensing of, and payments for, Trimble 85% trademarks and technology for use by the JV after the AGCO Ownership termination of the Supply Agreement Positioning Serv ices Agreement • JV to serve as a channel partner in the agriculture market AGCO Contribution for positioning services, which remain wholly owned by Trimble. The JV will earn commissions on certain sales of positioning services Cash Payment to Trimble 7

Transaction expected to deliver ~$3B in value to Trimble


$2B
JCA & Synergies
~$350M
15% of
Trimble Ag
~$3B
Cash(2)
15% Stake in JV
Supply Agreement and TTLA
Positioning Services Subscription Revenue Synergies
Total Value

Total value to Trimble of ~$3B or 16x+[1]

Sources of Value In Addition to Upfront Cash

- **Minority Stake in Ag-Tech Leader:** Trimble will have a 15% stake in a leading independent precision ag technology business; JV Adjusted EBITDA expected to grow ~2x over 5 years
- **Long-Term Supply Agreement and TTLA Drive Incremental non-GAAP Operating Income:** Trimble will enter into a long-term supply agreement with the JV to provide GNSS and guidance technologies. Adjusted EBITDA from the supply agreement to Trimble is expected to grow at the same rate or faster than the JV Adjusted EBITDA going forward
- **Significant Subscription Expansion Opportunity:** The joint venture will serve as a channel partner for Trimble positioning services, and Trimble will meaningfully grow its share of the AGCO factory fit and aftermarket business driving significant incremental revenue to Trimble

(1) Based on ~$185M of 2023E Adjusted EBITDA for the business today within Trimble. Total value to Trimble is before estimated taxes of ~$425M.
(2) Pre-tax cash proceeds.

8

Pro forma Trimble has higher mix of recurring revenue with significant capital redeployment opportunity (2) (1) FY’23 Status Quo FY’23 Pro forma Resources & Utilities Resources & Utilities 9% Buildings & Buildings & 20% Infrastructure Infrastructure Transportation 42% 48% Revenue Mix Transportation 22% 19% Geospatial Geospatial 20% 18% SW/Services/Recurring % +6pp ~66% ~72% Recurring % +6pp ~49% ~55% Adjusted EBITDA Margin ~(70bps) ~26.0% ~25.3% Net proceeds of over $1.5B expected to be June 30, 2023 net debt / Capital Flexibility used to repay $1.1B of debt and execute LTM Adjusted EBITDA of ~3.2x share repurchases Note: Figures may vary due to rounding. (1) Represents midpoint of guidance as of August 3, 2023. 9 (2) (2) Pro-forma represents midpoint of FY’23 guidance adjusted for effects of the transaction as if it had been completed on the first day of fiscal 2023.

Key messages Transaction will create a JV dedicated to serving farmers worldwide with mixed fleet smart farming and autonomy solutions Transaction to provide $2B cash payment and expected ~$3B total value to Trimble shareholders, with ongoing participation through JV ownership and commercial agreements Transaction strengthens and de-risks Trimble’s Connect & Scale strategy and increases pro forma software / services / recurring mix to 72% and pro forma recurring revenue mix to 55% Net proceeds of over $1.5B expected to be used to repay $1.1B of debt and execute share repurchases 10

Q&A © 2023 Trimble Inc. - All Rights Reserved - Confidential and Proprietary Information 11

Appendix © 2023 Trimble Inc. - All Rights Reserved - Confidential and Proprietary Information

Illustrative pro forma deal impact on Trimble 2023 results

Note: For comparative purposes shows Illustrative pro forma impact as if deal was completed on the first fiscal day of 2023.

Item ($M)	2023 Pro Forma Revenue	2023 Pro Forma Non-GAAP Operating Income	2023 Pro Forma Adjusted EBITDA	Future Impacts
Precision Agriculture Business	(~$535)	(~$180)	(~$185)	
Supply Agreement[(1)]	~$65	~$15	~$15	Supply Agreement revenue and Adjusted EBITDA expected to grow at the same rate or faster than JV equity income over next 5 years
Incremental Equity Income	--	--	~$25	JV equity income expected to reach ~2x 2023 level by Year 5
Net 2023E Impact to Trimble	**(~$470)**	**(~$165)**	**(~$145)**	

- **Non-GAAP EPS Impact**: Trimble expects low single digit percentage Non-GAAP EPS dilution in the near-term as a result of the transaction and expected use of proceeds
- **FCF impact**: Pro forma for the transaction, Trimble expects Trimble's FCF conversion based on Non-GAAP Net Income to be consistent with pre-transaction levels

Note: FCF refers to free cash flow.
(1) Supply agreement operating profit/Adjusted EBITDA in pro forma 2023 includes ~$15M of shared corporate costs expected to be reduced over time.

13

Illustrative pro forma deal impact on Trimble Resource & Utilities segment 2023 results

Note: For comparative purposes shows Illustrative pro forma impact as if deal was completed on the first fiscal day of 2023.

Item ($M)	'23E Revenue[1]	'23E Non-GAAP Op. Income[1]	Description
R&U Segment Today	**~$790**	**~$275**	**Includes Trimble Ag, Positioning Services and Forestry & Utilities**
(-) Precision Agriculture business	(~535)	(~180)	Suite of advanced technology products for Ag market
(+) Supply Agreement	~65	~15[2]	GNSS and guidance technologies to be provided to JV via longterm supply agreement
R&U Segment Pro Forma	**~$320**	**~$110**	**Includes Positioning Services, Forestry & Utilities and Supply Agreement earnings**
Memo: Incremental Equity Income	-	~$25	15% stake in JV will be reported in equity income reported at Trimble level

(1) Represents midpoint of guidance as of August 3, 2023.
(2) Supply agreement operating profit/Adjusted EBITDA in pro forma 2023 includes ~$15M of shared corporate costs expected to be reduced over time.

14

Use of Non-GAAP financial information This presentation includes certain Non-GAAP financial measures. When Trimble provides its expectations for the impact the joint venture will have on Trimble's revenue, Non-GAAP Operating Income, Adjusted EBITDA Margin and Adjusted EBITDA on a forward-looking basis, a reconciliation of the differences between non- GAAP expectations and the corresponding GAAP measures is not available without unreasonable effort. The variability of the items that have not yet been determined may have a significant, and potentially unpredictable, impact on Trimble's future GAAP results. Additional financial information about Trimble's use of Non-GAAP can be found on the Investor Relations page of the Trimble website at https://investor.trimble.com/financial-information. 15